INCENTIVE STOCK OPTION AGREEMENT

_______________Optionee:

        TIER TECHNOLOGIES, INC., a California corporation (the “Company”), pursuant to its Amended and Restated 1996 Equity Incentive Plan (the “Plan”), has this day granted to you, the Optionee named above (“Optionee”), an option to purchase shares of the Class B Common Stock of the Company (“Common Stock”). This option is intended to qualify an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); provided that, in accordance with Section 422(d) of the Code, to the extent that the aggregate grant price of incentive stock options of the Company (including any parent or subsidiary of the Company) which become exercisable for the first time (i.e., vest) during any calendar year exceeds $100,000, such options exceeding that limit (taking options into account in the order granted) shall not be treated as incentive stock options. Capitalized terms used herein which are not defined herein are defined in the Plan.

        The grant hereunder is in connection with and in furtherance of the Company’s compensatory benefit plan for participation of the Company’s employees (including officers) and others, and is intended to comply with the Securities Act of 1933, as amended (the “Act”), and any applicable state securities laws. Optionee acknowledges receipt of a copy of the Plan and various documents constituting the Tier Technologies Amended and Restated 1996 Equity Incentive Plan Prospectus.

        NOW, THEREFORE, IT IS AGREED by and between the Company and the Optionee as follows:

    1.        Number of Shares and Vesting. The total number of shares of Common Stock subject to this option is ______________ ( ). Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:

Number of Shares (Installment)	Date of Earliest Exercise (Vesting)

    2.        Exercise Price. The exercise price of this option is $_______ per share.

    3.        Expiration. The option shall not be exercisable on or after the Expiration Date. The “Expiration Date” shall be the close of business on the earliest to occur of:

    a.        the day preceding the ten-year anniversary of this Agreement;

    b.        twelve months after the termination of Optionee’s employment by reason of (i) total and permanent disability (within the meaning of Section 422(c)(6) of the Code) or (ii) death; or

    c.        thirty days after the termination of Optionee’s employment for any other reason.

However, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the vesting provisions of paragraph one of this option.

    4.        Method of Option Exercise. Subject to this Agreement and the Plan, this option may be exercised in whole or in part by filing a written notice with the Secretary of the Company at its corporate headquarters prior to the Expiration Date. Such notice shall specify the number of shares of Common Stock which the Optionee elects to purchase, and shall be accompanied by payment of the exercise price for such shares. Payment shall be by cash or by check payable to the Company. Except as otherwise provided by the Committee before the option is exercised: (i) all or a portion of the exercise price may be paid by delivery of shares of Common Stock owned by the Optionee and acceptable to the Company having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required; or (ii) the Optionee may pay the exercise price by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire purchase price and any tax withholding resulting from such exercise.

        This option shall not be exercisable if and to the extent the Company determines that such exercise would be in violation of applicable state or federal securities laws or the rules and regulations of any securities exchange on which the Common Stock is traded. If the Company makes such a determination, it shall use all reasonable efforts to obtain compliance with such laws, rules or regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company.

    5.        Tax Withholding. All distributions under this Agreement are subject to withholding of all applicable taxes. At the election of the Optionee, and subject to such rules as may be established by the Committee, such withholding obligations may be satisfied through the surrender of shares of Common Stock which the Optionee already owns or to which the Optionee is otherwise entitled upon exercise of this option.

    6.        Heirs and Successors. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during the Optionee’s lifetime only by the Optionee. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors and permitted assigns. In the event of the Optionee’s death prior to exercise of this option, the option may be exercised by the estate of the Optionee to the extent such exercise is otherwise permitted by this Agreement.

    7.        Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of this Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding on all persons.

    8.        Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, an additional copy of which may be obtained by the Optionee from the office of the Secretary of the Company; and is further subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan.

    9.        Amendment. This Agreement may be amended by written agreement of the Optionee and the Company, without the consent of any other person.

    10.        Legends. The stock certificates evidencing the shares of Common Stock subject to this option will bear legends reflecting any restrictions deemed by the Company to affect such shares.

    11.        Not An Employment Contract. This option is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Optionee’s part to continue in the employ of the Company, or of the Company to continue the Optionee’s employment with the Company.

    12.        Notices. Any written notices provided for in this option or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed. Notices must be delivered to the receiving party at such party’s address on the signature page of this Agreement, or if to the Company, at the Company’s principal executive office.

    13.        Governing Law. This Agreement, and all rights and obligations hereunder, shall be governed by the laws of the State of California applicable to contracts entered into in California, without giving effect to principles of conflicts of laws and notwithstanding that the Optionee may reside outside of California or the United States.

    14.        Fractional Shares. In lieu of issuing a fraction of a share upon any exercise of this option, resulting from an adjustment of this option pursuant to Section 12 of the Plan, the Company will be entitled to pay to the Optionee an amount equal to the fair market value of such fractional share.

    15.        Lockup of Shares. In consideration of the grant of this option and in connection with any underwritten registration of securities of the Company under the Act. The Optionee hereby agrees in writing not to sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company purchased by Optionee upon the exercise of this Option, during such period (not to exceed 180 days following the effective date (the “Effective Date”) of the registration statement of the Company filed under the Act) as may be requested by the Company or the representative of the underwriters. For purposes of this restriction, the Optionee will be deemed to own securities which (i) are owned directly or indirectly by the Optionee, including securities held for the Optionee’s benefit by nominees, custodians, brokers or pledgees; and (ii) may be acquired by the Optionee within sixty (60) days of the Effective Date.

    17.        No Rights As Shareholder. The Optionee shall not have any rights of a shareholder with respect to the shares subject to this option, until a stock certificate has been duly issued following exercise of this option as provided herein.

        IN WITNESS WHEREOF, the Optionee has hereunto set his hand, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Agreement Date.

        Dated as of the ____ day of _______________, 20___, the date this option was granted by the Committee.

OPTIONEE [Signature] TIER TECHNOLOGIES, INC. By: Its: